Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

Eagle Point Credit Company Inc.

August 19, 2015

$

% NOTES DUE 2020

PRELIMINARY TERMS AND CONDITIONS

Issuer:	Eagle Point Credit Company Inc.
Security Description:	Unsecured notes
Expected Rating:*	A- (Egan-Jones Ratings Company)
CUSIP/ISIN:	/ US
Aggregate Principal Amount:	$
Over-Allotment Option:	The Underwriter may purchase from the Issuer up to an additional $ aggregate principal amount of notes to cover over-allotments, if any, within 30 days of the Trade Date.
Initial Public Offering Price:	100% of the Aggregate Principal Amount
Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Principal Payable at Maturity:	100% of the Aggregate Principal Amount
Net Proceeds to Issuer (before expenses):	$
Interest:	% per year, payable every February 28 (or 29 in the case of a leap year) and August 31, commencing on February 29, 2016.
Regular Record Dates for Interest:	Each February 15 and August 15, beginning February 15, 2016
Day Count Basis:	360-day year of twelve 30-day months
Trade Date:	August __, 2015
Original Issue Date:	August __, 2015 (T+3)
Maturity Date:	August __, 2020
Specified Currency:	U.S. Dollars
Redemption for Asset Coverage:	If the Issuer fails to maintain asset coverage with respect to securities issued under the indenture which governs the notes of at least 300% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of the Issuer’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then the Issuer will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, an aggregate principal amount of securities issued under the indenture (which in the Issuer’s discretion may include any number or portion of the notes) that, when combined with any preferred stock redeemed for failure to maintain the asset coverage required for preferred stock, (1) results in the Issuer having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption.
Optional Redemption:	The Issuer may redeem the notes at any time, in whole or in part, upon not less than 30 nor more than 60 days’ prior written notice, at a redemption price equal to the greater of: (1) 100% of the outstanding principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to, but not including, the redemption date) discounted to the redemption date on a semi-annual basis at the applicable Treasury Rate plus 50 basis points; plus, in each case, accrued and unpaid interest payments otherwise payable thereon for the then-current semi-annual interest period accrued to the date fixed for redemption.
Treasury Rate at Trade Date:	%
Underwriter:	Incapital LLC
Trustee, Paying Agent, Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors should consider the Issuer’s investment objectives, risks, charges and expenses carefully before investing in securities of the Issuer. The Issuer has a registration statement relating to the notes on file with the Securities and Exchange Commission (“SEC”) which contains this and other information about the Issuer and the security and should be read carefully before investing. The registration statement has not yet been declared effective by the SEC and the information in the registration statement (including any preliminary prospectus relating thereto) and this term sheet is not complete and may be changed. The securities that are the subject of the registration statement may not be sold until the registration statement filed with the SEC is effective. The registration statement is publicly available on the EDGAR Database on the SEC website at http://www.sec.gov. Alternatively, the Issuer or Incapital LLC will arrange to send you the registration statement relating to the notes and a preliminary prospectus (when available) if you request it by contacting Incapital LLC at: Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, telephone: (312) 379-3700, or e-mail: prospectus_requests@incapital.com . This term sheet is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.